SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2013

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On December 6, 2013, FieldPoint Petroleum Corp. convened its Annual Meeting of Stockholders. As of the record date of the meeting, October 10, 2013, there were 8,071,336 shares of common stock issued and outstanding.  At the meeting, an aggregate of 8,007,332 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

Election of Directors:

For

Withheld

Broker Non-Votes

            Roger Bryant

4,865,726

 744,400

2,397,206

Dan Robinson

5,577,700

  32,426

2,397,206

Karl Reimers

5,572,271

  37,855

2,397,206

Debbie Funderburg

5,572,166

  37,960

2,397,206

Nancy Stephenson

5,577,566

  32,560

2,397,206

1.

Ratification of appointment of Hein & Associates LLP as independent registered public accounting firm:

For

Against

Abstain

7,984,636

19,651

3,045

2.

Non-binding advisory approval of the compensation paid to the Company’s named executive officers:

For

Against

Abstain

Broker Non-Votes

5,508,011

67,381

34,734

2,397,206

3.

Non-binding advisory approval of the frequency of the advisory stockholder vote on executive compensation:

1 year

2 years

3 years

Abstain

Broker Non-Votes

5,391,527

39,619

150,993

27,987

2,397,206

There being no other business, the Company’s 2013 Annual Meeting was adjourned.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN

OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN

OFFICERS.

Effective December 6, 2013, the Board of Directors of FieldPoint Petroleum Corporation (the “Company”) appointed Phillip H. Roberson to serve as its President in addition to continuing to serve as its Chief Operating Officer and Chief Financial Officer.  Mr. Roberson will serve in those positions in an “at will” status.

Mr. Roberson was a founder of AEG Operating LLC, an independent oil and gas exploration company, where he was instrumental in the funding, acquisition and day to day operations of the firms operated and non-operated properties.  Previously, he served as a Director of Energy Investment Banking with Tejas Securities, Inc. where he assisted Exploration & Production and Energy Service companies with debt & equity offerings.  Until it was acquired by Tejas Securities, Mr. Roberson was an Equity Analyst with Arabella Securities, LLC, covering Energy and Special Situation companies. Mr. Roberson received a Bachelor of Business Administration in Finance from the University of Texas at Austin and is a licensed Certified Public Accountant.

ITEM 7.01          REGULATION FD DISCLOSURE

On December 10, 2013, FieldPoint Petroleum Corporation (NYSE/MKT: FPP) (the “Company”) issued a press release announcing that its Board of Directors has appointed Phillip H. Roberson to serve as President.  A copy of the press release is filed herewith.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

99.1	Press Release dated December 10, 2013.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: December 16, 2013	By_/s/ Roger D. Bryant____________________ Roger D. Bryant, Chairman